a UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant x Filed by a Party other than the Registrant  o Check the appropriate box: o Preliminary Proxy Statement o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) o Definitive Proxy Statement x Definitive Additional Materials o Soliciting Material under § 240.14a-12 Marqeta, Inc. (Name of Registrant as Specified In Its Charter) ___________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply) x No fee required. o Fee paid previously with preliminary materials. o Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! MARQETA, INC. 2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET You invested in MARQETA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025. Vote Virtually at the Meeting* June 12, 2025 11:30 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/MQ2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V73033-P26987 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. MARQETA, INC. 180 GRAND AVENUE, 6TH FLOOR OAKLAND, CA 94612

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V73034-P26987 1. To elect the three Class I nominees for director named in the accompanying proxy statement to hold office until the annual meeting of stockholders in 2028 and until their successors have been duly elected and qualified, or until such director’s earlier death, resignation or removal. For Nominees: 01) Jason Gardner 02) R. Mark Graf 03) Wendy Thomas 2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.